ADVANCED SERIES TRUST

AST Hotchkis and Wiley Large-Cap Value Portfolio

Supplement dated September 28, 2021 to the

Currently Effective Prospectus, Summary Prospectus and Statement of Additional Information

This supplement should be read in conjunction with the currently effective Summary Prospectus for the AST Hotchkis and Wiley Large-Cap Value Portfolio (the Portfolio), and the Prospectus and the Statement of Additional Information (the SAI) for the Advanced Series Trust (the Trust). The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus.

New Subadvisory Arrangements, Name Change, Strategy Change and Amendment to Subadvisory Agreement

The Board of Trustees (the Board) of the Trust recently approved: (i) adding Massachusetts Financial Services Company, T. Rowe Price Associates, Inc., and Wellington Management Company LLP as additional subadvisers to the Portfolio, to serve alongside Hotchkis and Wiley Capital Management, LLC (Hotchkis & Wiley); (ii) changing the Portfolio's name to the "AST Large-Cap Value Portfolio"; (iii) revising the Portfolio's principal investment strategy; and (iv) amending the subadvisory agreement among Hotchkis & Wiley, PGIM Investments LLC and AST Investment Services, Inc. relating to the Portfolio to reflect a reduced contractual subadvisory fee schedule. These changes are expected to become effective on or about February 14, 2022.

While these changes are expected to become effective on or about February 14, 2022, these changes are contingent on shareholder approval of each of the reorganizations of the AST MFS Large-Cap Value Portfolio and AST T. Rowe Price Large-Cap Value Portfolio into the Portfolio.

More detailed information will also be included in a supplement to the Portfolio's Summary Prospectus, and the Trust's Prospectus and SAI in the first quarter of 2022.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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